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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 7, 1997
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                             First Pacific Networks, Inc.
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                  (Exact name of registrant as specified in charter)

    Delaware                         0-20238                  77-074188
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(State of other jurisdiction      (Commission              (IRS Employer
of incorporation)                 File Number)             Identification No.)

         871 Fox Lane, San Jose, California                     95131
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (408)943-7600
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            (Former name or former address, if changed since last report)






              This Current Report, including exhibits, contains 5 pages.
                       The Exhibit Index is located on page 4.

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ITEM 3.

    On March 7, 1997 the company received notice from the Nasdaq Stock Market, Inc. ("NASDAQ") that the Company's common stock (FPNQE) will be removed from The Nasdaq Stock Market at the close of business on March 14, 1997. A copy of the press release issued by the Company is attached hereto as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statement of Business Acquired
              Not Applicable.

(b)      Pro Forma Financial Information.
              Not Applicable.

(c)      Exhibits.
         99.1 Press Release of the Company dated March 7, 1997.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PACIFIC NETWORKS, INC.


Date:  March 12, 1997                       By: /s/ Kenneth W. Schneider
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                                                 Kenneth W. Schneider
                                                 Chief Financial Officer and
                                                 Corporate Secretary


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EXHBIT INDEX
                                                                  Sequentially
Exhibit No.   Description                                         Numbered Page
-----------   -----------                                         -------------
   99.1       Press Release of the Company dated March 7, 1997         5